UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2017

MASTEC, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida	001-08106	65-0829355
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 S. Douglas Road, 12th Floor

Coral Gables, Florida 33134

(Address of Principal Executive Office)

Registrant’s telephone number, including area code (305) 599-1800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07 Submission of Matters to a Vote of Security Holders.

MasTec, Inc., a Florida corporation (the “Company”), held its 2017 Annual Meeting of Shareholders (the “Annual Meeting”) on May 18, 2017. The final voting results for each of the proposals submitted to a vote of the Company’s shareholders at the Annual Meeting are as follows:

Proposal 1:	Election of Ernst N. Csiszar, Julia L. Johnson and Jorge Mas as Class I Directors to serve until the 2020 Annual Meeting of Shareholders and the election of C. Robert Campbell as a Class III Director to serve until the 2019 Annual Meeting of Shareholders.

	Votes “For”	Votes Withheld	Broker Non-Votes
Ernst N. Csiszar	67,750,151	729,975	6,690,812
Julia L. Johnson	67,233,933	1,246,193	6,690,812
Jorge Mas	66,668,102	1,812,024	6,690,812
C. Robert Campbell	66,749,540	1,730,586	6,690,812

Proposal 2:	Ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the 2017 fiscal year.

Votes “For”	Votes “Against”	Abstentions or Votes Withheld	Broker Non-Votes
74,414,430	737,835	18,673	0

Proposal 3:	Approval of a non-binding advisory resolution regarding the compensation of the Company’s named executive officers.

Votes “For”	Votes “Against”	Abstentions or Votes Withheld	Broker Non-Votes
66,712,973	1,629,070	138,083	6,690,812

Proposal 4:	Vote on a non-binding advisory resolution regarding the frequency of the vote regarding the compensation of the Company’s named executive officers.

One Year	Two Years	Three Years	Abstentions or Votes Withheld	Broker Non-Votes
58,620,411	585,169	9,151,633	122,913	0

ITEM 8.01 Other Events.

On May 23, 2017, the Company issued a press release announcing that John Van Heuvelen, a member of the Company’s Board of Directors, Executive Committee and Finance and Mergers and Acquisitions Committee, passed away on May 17, 2017. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated May 23, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTEC, INC.

Date: May 23, 2017	By:	/s/ Alberto de Cardenas
Alberto de Cardenas
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated May 23, 2017